Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2015

The information included in the Financial Supplement is unaudited. This document should be read in conjunction with the Company’s Form 10-K which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Net income	$1,052	$683	$919	$1,038	$833	$812	$928	$866	$3,692	$3,439
Net income per share:
Basic	$2.98	$1.98	$2.72	$3.15	$2.58	$2.56	$3.00	$2.87	$10.82	$10.99
Diluted	$2.95	$1.95	$2.69	$3.11	$2.55	$2.53	$2.97	$2.83	$10.70	$10.88

Operating income	$1,052	$673	$893	$1,023	$827	$806	$918	$886	$3,641	$3,437
Operating income per share:
Basic	$2.98	$1.95	$2.64	$3.11	$2.56	$2.54	$2.96	$2.94	$10.67	$10.99
Diluted	$2.95	$1.93	$2.61	$3.07	$2.53	$2.52	$2.93	$2.90	$10.55	$10.87

Return on equity	16.8%	10.7%	14.5%	16.6%	13.4%	13.3%	15.4%	14.5%	14.6%	14.2%
Operating return on equity	17.8%	11.4%	15.2%	17.7%	14.5%	14.2%	16.2%	15.8%	15.5%	15.2%

Total assets, at period end	$104,134	$104,811	$104,522	$103,078	$102,691	$101,664	$102,110	$100,184	$103,078	$100,184
Total equity, at period end	$25,387	$25,532	$25,321	$24,836	$24,847	$24,121	$24,033	$23,598	$24,836	$23,598

Book value per share, at period end	$73.06	$75.32	$76.42	$77.08	$77.96	$77.51	$79.00	$79.75	$77.08	$79.75
Less: Net unrealized investment gains, net of tax	4.81	5.94	5.78	6.10	6.51	4.42	4.65	4.36	6.10	4.36
Adjusted book value per share, at period end	$68.25	$69.38	$70.64	$70.98	$71.45	$73.09	$74.35	$75.39	$70.98	$75.39

Weighted average number of common shares outstanding (basic)	350.9	343.0	335.1	326.8	320.8	314.8	307.6	299.7	338.8	310.6
Weighted average number of common shares outstanding and common stock equivalents (diluted)	354.6	346.7	338.9	331.0	324.5	318.0	311.0	303.3	342.5	313.9
Common shares outstanding at period end	347.5	339.0	331.4	322.2	318.7	311.2	304.2	295.9	322.2	295.9

Common stock dividends declared	$177	$190	$186	$182	$178	$194	$189	$183	$735	$744

Common stock repurchased:
Under Board of Directors authorization
Shares	7.8	9.5	8.1	9.7	5.6	7.9	7.3	8.8	35.1	29.6
Cost	$650	$875	$750	$1,000	$600	$800	$750	$1,000	$3,275	$3,150
Other
Shares	0.7	—	—	—	0.7	—	—	—	0.7	0.7
Cost	$55	$1	$1	$1	$72	$1	$—	$1	$58	$74

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015
Net income
Operating income	$1,052	$673	$893	$1,023	$827	$806	$918	$886	$3,641	$3,437
Net realized investment gains (losses), after-tax	—	10	26	15	6	6	10	(20)	51	2
Net income	$1,052	$683	$919	$1,038	$833	$812	$928	$866	$3,692	$3,439

Basic earnings per share
Operating income	$2.98	$1.95	$2.64	$3.11	$2.56	$2.54	$2.96	$2.94	$10.67	$10.99
Net realized investment gains (losses), after-tax	—	0.03	0.08	0.04	0.02	0.02	0.04	(0.07)	0.15	—
Net income	$2.98	$1.98	$2.72	$3.15	$2.58	$2.56	$3.00	$2.87	$10.82	$10.99

Diluted earnings per share
Operating income	$2.95	$1.93	$2.61	$3.07	$2.53	$2.52	$2.93	$2.90	$10.55	$10.87
Net realized investment gains (losses), after-tax	—	0.02	0.08	0.04	0.02	0.01	0.04	(0.07)	0.15	0.01
Net income	$2.95	$1.95	$2.69	$3.11	$2.55	$2.53	$2.97	$2.83	$10.70	$10.88

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015
Basic and Diluted
Net income, as reported	$1,052	$683	$919	$1,038	$833	$812	$928	$866	$3,692	$3,439
Participating share-based awards - allocated income	(7)	(5)	(7)	(8)	(6)	(6)	(6)	(6)	(27)	(25)
Net income available to common shareholders - basic and diluted	$1,045	$678	$912	$1,030	$827	$806	$922	$860	$3,665	$3,414

Common Shares
Basic
Weighted average shares outstanding	350.9	343.0	335.1	326.8	320.8	314.8	307.6	299.7	338.8	310.6

Diluted
Weighted average shares outstanding	350.9	343.0	335.1	326.8	320.8	314.8	307.6	299.7	338.8	310.6
Weighted average effects of dilutive securities - stock options and performance shares	3.7	3.7	3.8	4.2	3.7	3.2	3.4	3.6	3.7	3.3
Diluted weighted average shares outstanding	354.6	346.7	338.9	331.0	324.5	318.0	311.0	303.3	342.5	313.9

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Income - Consolidated ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Revenues
Premiums	$5,823	$5,928	$5,983	$5,979	$5,888	$5,931	$6,032	$6,023	$23,713	$23,874
Net investment income	736	695	719	637	592	632	614	541	2,787	2,379
Fee income	107	112	110	109	111	111	112	111	438	445
Net realized investment gains (losses)	1	16	40	22	10	10	15	(32)	79	3
Other revenues	41	34	34	36	25	22	21	31	145	99
Total revenues	6,708	6,785	6,886	6,783	6,626	6,706	6,794	6,674	27,162	26,800

Claims and expenses
Claims and claim adjustment expenses	3,315	3,826	3,520	3,209	3,431	3,547	3,382	3,363	13,870	13,723
Amortization of deferred acquisition costs	950	965	984	983	963	963	987	972	3,882	3,885
General and administrative expenses	881	1,001	1,031	1,039	992	1,028	1,024	1,035	3,952	4,079
Interest expense	92	92	93	92	92	92	94	95	369	373
Total claims and expenses	5,238	5,884	5,628	5,323	5,478	5,630	5,487	5,465	22,073	22,060

Income before income taxes	1,470	901	1,258	1,460	1,148	1,076	1,307	1,209	5,089	4,740
Income tax expense	418	218	339	422	315	264	379	343	1,397	1,301
Net income	$1,052	$683	$919	$1,038	$833	$812	$928	$866	$3,692	$3,439

Other-than-temporary impairments (OTTI)
Total OTTI losses	$(7)	$(1)	$(8)	$(6)	$(4)	$(8)	$(14)	$(28)	$(22)	$(54)
OTTI losses recognized in net realized investment gains (losses)	$(9)	$(1)	$(10)	$(6)	$(3)	$(6)	$(14)	$(29)	$(26)	$(52)
OTTI gains (losses) recognized in other comprehensive income	$2	$—	$2	$—	$(1)	$(2)	$—	$1	$4	$(2)

Other statistics
Effective tax rate on net investment income	21.0%	20.5%	20.9%	19.6%	19.3%	20.5%	21.1%	18.7%	20.5%	20.0%
Net investment income (after-tax)	$582	$553	$568	$513	$478	$503	$484	$440	$2,216	$1,905

Catastrophes, net of reinsurance:
Pre-tax	$149	$436	$83	$41	$162	$221	$85	$46	$709	$514
After-tax	$97	$284	$54	$27	$106	$143	$56	$33	$462	$338

Prior year reserve development - favorable (unfavorable)
Pre-tax	$294	$183	$113	$351	$243	$207	$199	$292	$941	$941
After-tax	$190	$122	$74	$230	$158	$133	$132	$194	$616	$617

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Underwriting gain	$507	$162	$364	$551	$395	$353	$486	$491	$1,584	$1,725
Net investment income	582	553	568	513	478	503	484	440	2,216	1,905
Other income (expense), including interest expense	(37)	(42)	(39)	(41)	(46)	(50)	(52)	(45)	(159)	(193)
Operating income	1,052	673	893	1,023	827	806	918	886	3,641	3,437
Net realized investment gains (losses)	—	10	26	15	6	6	10	(20)	51	2
Net income	$1,052	$683	$919	$1,038	$833	$812	$928	$866	$3,692	$3,439

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	56.0%	63.6%	58.0%	52.8%	57.4%	58.9%	55.2%	55.0%	57.6%	56.6%
Underwriting expense ratio	29.7%	31.5%	32.0%	32.2%	31.5%	31.9%	31.7%	31.6%	31.4%	31.7%
Combined ratio	85.7%	95.1%	90.0%	85.0%	88.9%	90.8%	86.9%	86.6%	89.0%	88.3%
Combined ratio excluding incremental impact of direct to consumer initiative	85.3%	94.6%	89.4%	84.4%	88.5%	90.3%	86.4%	86.1%	88.4%	87.8%

Impact of catastrophes on combined ratio	2.6%	7.3%	1.4%	0.7%	2.7%	3.7%	1.4%	0.8%	3.0%	2.1%
Impact of prior year reserve development on combined ratio	-5.1%	-3.1%	-1.9%	-5.9%	-4.1%	-3.5%	-3.3%	-4.9%	-3.9%	-3.9%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015
Billing and policy fees and other	$30	$25	$25	$23	$23	$22	$20	$22	$103	$87
Fee income:
Loss and loss adjustment expenses	$43	$46	$43	$40	$42	$43	$44	$41	$172	$170
Underwriting expenses	64	66	67	69	69	68	68	70	266	275
Total fee income	$107	$112	$110	$109	$111	$111	$112	$111	$438	$445

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Consolidated ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Revenues
Premiums	$5,823	$5,928	$5,983	$5,979	$5,888	$5,931	$6,032	$6,023	$23,713	$23,874
Net investment income	736	695	719	637	592	632	614	541	2,787	2,379
Fee income	107	112	110	109	111	111	112	111	438	445
Other revenues	41	34	34	36	25	22	21	31	145	99
Total revenues	6,707	6,769	6,846	6,761	6,616	6,696	6,779	6,706	27,083	26,797

Claims and expenses
Claims and claim adjustment expenses	3,315	3,826	3,520	3,209	3,431	3,547	3,382	3,363	13,870	13,723
Amortization of deferred acquisition costs	950	965	984	983	963	963	987	972	3,882	3,885
General and administrative expenses	881	1,001	1,031	1,039	992	1,028	1,024	1,035	3,952	4,079
Interest expense	92	92	93	92	92	92	94	95	369	373
Total claims and expenses	5,238	5,884	5,628	5,323	5,478	5,630	5,487	5,465	22,073	22,060

Operating income before income taxes	1,469	885	1,218	1,438	1,138	1,066	1,292	1,241	5,010	4,737
Income tax expense	417	212	325	415	311	260	374	355	1,369	1,300
Operating income	$1,052	$673	$893	$1,023	$827	$806	$918	$886	$3,641	$3,437

Other statistics
Effective tax rate on net investment income	21.0%	20.5%	20.9%	19.6%	19.3%	20.5%	21.1%	18.7%	20.5%	20.0%
Net investment income (after-tax)	$582	$553	$568	$513	$478	$503	$484	$440	$2,216	$1,905

Catastrophes, net of reinsurance:
Pre-tax	$149	$436	$83	$41	$162	$221	$85	$46	$709	$514
After-tax	$97	$284	$54	$27	$106	$143	$56	$33	$462	$338

Prior year reserve development - favorable (unfavorable)
Pre-tax	$294	$183	$113	$351	$243	$207	$199	$292	$941	$941
After-tax	$190	$122	$74	$230	$158	$133	$132	$194	$616	$617

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015
Statutory underwriting
Gross written premiums	$6,401	$6,525	$6,578	$6,134	$6,474	$6,542	$6,618	$6,148	$25,638	$25,782
Net written premiums	$5,873	$6,168	$6,033	$5,836	$5,897	$6,169	$6,191	$5,864	$23,910	$24,121

Net earned premiums	$5,823	$5,934	$5,983	$5,979	$5,888	$5,931	$6,032	$6,023	$23,719	$23,874
Losses and loss adjustment expenses	3,267	3,766	3,468	3,157	3,379	3,495	3,333	3,307	13,658	13,514
Underwriting expenses	1,783	1,918	1,946	1,885	1,890	1,949	1,947	1,867	7,532	7,653
Statutory underwriting gain	773	250	569	937	619	487	752	849	2,529	2,707
Policyholder dividends	11	7	9	11	9	10	10	12	38	41
Statutory underwriting gain after policyholder dividends	$762	$243	$560	$926	$610	$477	$742	$837	$2,491	$2,666

Other statutory statistics
Reserves for losses and loss adjustment expenses	$41,383	$41,715	$41,525	$41,007	$40,296	$40,273	$40,091	$39,782	$41,007	$39,782
Increase (decrease) in reserves	$(185)	$332	$(190)	$(518)	$(711)	$(23)	$(182)	$(309)	$(561)	$(1,225)
Statutory capital and surplus	$21,440	$21,036	$21,005	$21,049	$20,944	$20,851	$20,822	$20,567	$21,049	$20,567
Net written premiums/surplus (1)	1.07:1	1.11:1	1.13:1	1.14:1	1.14:1	1.15:1	1.16:1	1.17:1	1.14:1	1.17:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015
Written premiums
Gross	$6,401	$6,519	$6,578	$6,134	$6,474	$6,542	$6,618	$6,148	$25,632	$25,782
Ceded	(528)	(357)	(545)	(298)	(577)	(373)	(427)	(284)	(1,728)	(1,661)
Net	$5,873	$6,162	$6,033	$5,836	$5,897	$6,169	$6,191	$5,864	$23,904	$24,121

Earned premiums
Gross	$6,295	$6,378	$6,437	$6,443	$6,308	$6,356	$6,447	$6,443	$25,553	$25,554
Ceded	(472)	(450)	(454)	(464)	(420)	(425)	(415)	(420)	(1,840)	(1,680)
Net	$5,823	$5,928	$5,983	$5,979	$5,888	$5,931	$6,032	$6,023	$23,713	$23,874

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Business and International Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Revenues
Premiums	$3,558	$3,631	$3,660	$3,663	$3,620	$3,609	$3,653	$3,639	$14,512	$14,521
Net investment income	570	539	557	490	454	487	471	412	2,156	1,824
Fee income	107	112	110	109	111	111	112	111	438	445
Other revenues	12	10	10	14	8	5	5	5	46	23
Total revenues	4,247	4,292	4,337	4,276	4,193	4,212	4,241	4,167	17,152	16,813

Claims and expenses
Claims and claim adjustment expenses	2,177	2,455	2,360	2,153	2,265	2,238	2,229	2,127	9,145	8,859
Amortization of deferred acquisition costs	565	580	589	587	584	578	589	578	2,321	2,329
General and administrative expenses	554	653	661	673	654	674	675	683	2,541	2,686
Total claims and expenses	3,296	3,688	3,610	3,413	3,503	3,490	3,493	3,388	14,007	13,874

Operating income before income taxes	951	604	727	863	690	722	748	779	3,145	2,939
Income tax expense	257	133	175	233	175	179	202	213	798	769
Operating income	$694	$471	$552	$630	$515	$543	$546	$566	$2,347	$2,170

Other statistics
Effective tax rate on net investment income	21.1%	20.6%	21.0%	19.6%	19.4%	20.7%	21.5%	18.9%	20.6%	20.2%
Net investment income (after-tax)	$450	$427	$440	$394	$366	$386	$371	$334	$1,711	$1,457

Catastrophes, net of reinsurance:
Pre-tax	$83	$242	$31	$11	$99	$108	$39	$1	$367	$247
After-tax	$55	$158	$19	$7	$65	$70	$25	$4	$239	$164

Prior year reserve development - favorable (unfavorable)
Pre-tax	$95	$47	$21	$159	$77	$103	$49	$176	$322	$405
After-tax	$61	$33	$14	$106	$50	$65	$35	$118	$214	$268

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business and International Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Underwriting gain	$236	$37	$104	$227	$142	$155	$172	$227	$604	$696
Net investment income	450	427	440	394	366	386	371	334	1,711	1,457
Other income (expense)	8	7	8	9	7	2	3	5	32	17
Operating income	$694	$471	$552	$630	$515	$543	$546	$566	$2,347	$2,170

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	59.8%	66.2%	63.1%	57.4%	61.2%	60.6%	59.6%	57.0%	61.6%	59.6%
Underwriting expense ratio	29.4%	31.9%	32.1%	32.4%	32.1%	32.6%	32.6%	32.6%	31.5%	32.5%
Combined ratio	89.2%	98.1%	95.2%	89.8%	93.3%	93.2%	92.2%	89.6%	93.1%	92.1%

Impact of catastrophes on combined ratio	2.4%	6.6%	0.9%	0.2%	2.7%	2.9%	1.1%	0.0%	2.5%	1.7%
Impact of prior year reserve development on combined ratio	-2.7%	-1.3%	-0.6%	-4.3%	-2.1%	-2.8%	-1.4%	-4.8%	-2.2%	-2.8%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015
Billing and policy fees and other	$8	$7	$7	$7	$7	$6	$4	$6	$29	$23
Fee income:
Loss and loss adjustment expenses	$43	$46	$43	$40	$42	$43	$44	$41	$172	$170
Underwriting expenses	64	66	67	69	69	68	68	70	266	275
Total fee income	$107	$112	$110	$109	$111	$111	$112	$111	$438	$445

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Business and International Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Statutory underwriting
Gross written premiums	$4,224	$4,067	$4,057	$3,860	$4,276	$4,027	$3,981	$3,783	$16,208	$16,067
Net written premiums	$3,772	$3,735	$3,560	$3,575	$3,797	$3,679	$3,590	$3,517	$14,642	$14,583

Net earned premiums	$3,558	$3,637	$3,660	$3,663	$3,620	$3,609	$3,653	$3,639	$14,518	$14,521
Losses and loss adjustment expenses	2,132	2,397	2,310	2,103	2,216	2,187	2,182	2,073	8,942	8,658
Underwriting expenses	1,105	1,178	1,169	1,156	1,206	1,192	1,178	1,151	4,608	4,727
Statutory underwriting gain	321	62	181	404	198	230	293	415	968	1,136
Policyholder dividends	8	5	7	9	7	8	7	9	29	31
Statutory underwriting gain after policyholder dividends	$313	$57	$174	$395	$191	$222	$286	$406	$939	$1,105

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Business and International Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Net written premiums by market
Domestic
Select Accounts	$718	$705	$654	$630	$722	$709	$654	$631	$2,707	$2,716
Middle Market	1,632	1,420	1,545	1,511	1,733	1,456	1,602	1,534	6,108	6,325
National Accounts	300	243	249	255	299	228	254	267	1,047	1,048
First Party	387	450	369	373	340	452	411	361	1,579	1,564
Specialized Distribution	267	283	262	262	268	300	277	266	1,074	1,111
Total Domestic	3,304	3,101	3,079	3,031	3,362	3,145	3,198	3,059	12,515	12,764
International	468	628	481	544	435	534	392	458	2,121	1,819
Total	$3,772	$3,729	$3,560	$3,575	$3,797	$3,679	$3,590	$3,517	$14,636	$14,583

Net written premiums by product line
Workers’ compensation	$1,076	$904	$921	$893	$1,142	$906	$958	$909	$3,794	$3,915
Commercial automobile	490	456	484	462	503	487	495	475	1,892	1,960
Commercial property	440	505	415	433	392	507	453	414	1,793	1,766
General liability	469	477	478	467	494	474	491	480	1,891	1,939
Commercial multi-peril	821	750	759	773	824	765	779	778	3,103	3,146
International	468	628	481	544	435	534	392	458	2,121	1,819
Other	8	9	22	3	7	6	22	3	42	38
Total	$3,772	$3,729	$3,560	$3,575	$3,797	$3,679	$3,590	$3,517	$14,636	$14,583

National Accounts
Additions to claim volume under administration (1)	$727	$511	$546	$616	$761	$536	$558	$667	$2,400	$2,522
Written fees	$111	$87	$95	$86	$114	$92	$91	$88	$379	$385

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Bond & Specialty Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Revenues
Premiums	$503	$524	$527	$522	$504	$524	$539	$518	$2,076	$2,085
Net investment income	66	62	64	60	56	57	56	54	252	223
Other revenues	4	6	5	4	5	5	4	8	19	22
Total revenues	573	592	596	586	565	586	599	580	2,347	2,330

Claims and expenses
Claims and claim adjustment expenses	159	110	152	60	192	192	113	146	481	643
Amortization of deferred acquisition costs	93	95	101	99	94	97	104	98	388	393
General and administrative expenses	97	102	101	103	100	99	93	97	403	389
Total claims and expenses	349	307	354	262	386	388	310	341	1,272	1,425

Operating income before income taxes	224	285	242	324	179	198	289	239	1,075	905
Income tax expense	70	93	77	108	55	47	93	77	348	272
Operating income	$154	$192	$165	$216	$124	$151	$196	$162	$727	$633

Other statistics
Effective tax rate on net investment income	18.9%	18.4%	19.0%	18.1%	18.3%	18.6%	18.6%	17.6%	18.6%	18.3%
Net investment income (after-tax)	$53	$52	$51	$49	$46	$47	$45	$44	$205	$182

Catastrophes, net of reinsurance:
Pre-tax	$1	$4	$1	$—	$1	$1	$1	$—	$6	$3
After-tax	$—	$3	$1	$—	$—	$1	$1	$—	$4	$2

Prior year reserve development - favorable (unfavorable)
Pre-tax	$67	$124	$79	$180	$35	$40	$103	$80	$450	$258
After-tax	$43	$81	$52	$116	$23	$26	$67	$52	$292	$168

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Bond & Specialty Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Underwriting gain	$99	$136	$110	$164	$75	$101	$148	$113	$509	$437
Net investment income	53	52	51	49	46	47	45	44	205	182
Other income (expense)	2	4	4	3	3	3	3	5	13	14
Operating income	$154	$192	$165	$216	$124	$151	$196	$162	$727	$633

Combined ratio
Loss and loss adjustment expense ratio	31.0%	20.5%	28.7%	11.1%	37.6%	36.3%	20.6%	27.6%	22.8%	30.4%
Underwriting expense ratio	37.6%	37.9%	38.2%	38.6%	38.5%	37.4%	36.5%	37.5%	38.0%	37.5%
Combined ratio	68.6%	58.4%	66.9%	49.7%	76.1%	73.7%	57.1%	65.1%	60.8%	67.9%

Impact of catastrophes on combined ratio	0.2%	0.9%	0.2%	0.0%	0.1%	0.3%	0.1%	0.0%	0.3%	0.2%
Impact of prior year reserve development on combined ratio	-13.2%	-23.7%	-15.0%	-34.4%	-6.9%	-7.7%	-19.1%	-15.6%	-21.7%	-12.4%

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Bond & Specialty Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Statutory underwriting
Gross written premiums	$528	$542	$562	$533	$522	$537	$580	$514	$2,165	$2,153
Net written premiums	$482	$540	$556	$525	$478	$534	$565	$504	$2,103	$2,081

Net earned premiums	$503	$524	$527	$522	$504	$524	$539	$518	$2,076	$2,085
Losses and loss adjustment expenses	155	108	152	58	189	191	111	143	473	634
Underwriting expenses	197	201	205	198	196	199	202	188	801	785
Statutory underwriting gain	151	215	170	266	119	134	226	187	802	666
Policyholder dividends	3	2	2	2	2	2	3	3	9	10
Statutory underwriting gain after policyholder dividends	$148	$213	$168	$264	$117	$132	$223	$184	$793	$656

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Bond & Specialty Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Net written premiums by product line
Fidelity & surety	$211	$257	$260	$235	$206	$259	$267	$220	$963	$952
General liability	223	239	247	252	226	236	247	243	961	952
Other	48	44	49	38	46	39	51	41	179	177
Total	$482	$540	$556	$525	$478	$534	$565	$504	$2,103	$2,081

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Personal Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Revenues
Premiums	$1,762	$1,773	$1,796	$1,794	$1,764	$1,798	$1,840	$1,866	$7,125	$7,268
Net investment income	100	94	98	87	82	88	87	75	379	332
Other revenues	26	17	19	18	12	12	9	15	80	48
Total revenues	1,888	1,884	1,913	1,899	1,858	1,898	1,936	1,956	7,584	7,648

Claims and expenses
Claims and claim adjustment expenses	979	1,261	1,008	996	974	1,117	1,040	1,090	4,244	4,221
Amortization of deferred acquisition costs	292	290	294	297	285	288	294	296	1,173	1,163
General and administrative expenses	223	237	263	254	231	248	248	246	977	973
Total claims and expenses	1,494	1,788	1,565	1,547	1,490	1,653	1,582	1,632	6,394	6,357

Operating income before income taxes	394	96	348	352	368	245	354	324	1,190	1,291
Income tax expense	126	21	109	110	116	71	113	102	366	402
Operating income	$268	$75	$239	$242	$252	$174	$241	$222	$824	$889

Other statistics
Effective tax rate on net investment income	21.3%	20.7%	21.8%	20.2%	19.6%	20.8%	20.9%	18.5%	21.0%	20.0%
Net investment income (after-tax)	$79	$74	$77	$70	$66	$70	$68	$62	$300	$266

Catastrophes, net of reinsurance:
Pre-tax	$65	$190	$51	$30	$62	$112	$45	$45	$336	$264
After-tax	$42	$123	$34	$20	$41	$72	$30	$29	$219	$172

Prior year reserve development - favorable (unfavorable)
Pre-tax	$132	$12	$13	$12	$131	$64	$47	$36	$169	$278
After-tax	$86	$8	$8	$8	$85	$42	$30	$24	$110	$181

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Underwriting gain (loss)	$172	$(11)	$150	$160	$178	$97	$166	$151	$471	$592
Net investment income	79	74	77	70	66	70	68	62	300	266
Other income (expense)	17	12	12	12	8	7	7	9	53	31
Operating income	$268	$75	$239	$242	$252	$174	$241	$222	$824	$889

Combined ratio (1)
Loss and loss adjustment expense ratio	55.6%	71.1%	56.0%	55.5%	55.2%	62.2%	56.5%	58.5%	59.6%	58.1%
Underwriting expense ratio	28.0%	28.7%	30.1%	29.8%	28.3%	28.9%	28.6%	28.2%	29.1%	28.5%
Combined ratio	83.6%	99.8%	86.1%	85.3%	83.5%	91.1%	85.1%	86.7%	88.7%	86.6%
Combined ratio excluding incremental impact of direct to consumer initiative	82.0%	98.3%	84.2%	83.5%	81.8%	89.4%	83.2%	85.0%	87.0%	84.8%

Impact of catastrophes on combined ratio	3.7%	10.7%	2.8%	1.7%	3.5%	6.2%	2.5%	2.4%	4.7%	3.6%
Impact of prior year reserve development on combined ratio	-7.5%	-0.7%	-0.7%	-0.7%	-7.5%	-3.5%	-2.6%	-1.9%	-2.4%	-3.8%

(1) Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees and other are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015
Billing and policy fees and other	$22	$18	$18	$16	$16	$16	$16	$16	$74	$64

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Statutory underwriting
Gross written premiums	$1,649	$1,916	$1,959	$1,741	$1,676	$1,978	$2,057	$1,851	$7,265	$7,562
Net written premiums	$1,619	$1,893	$1,917	$1,736	$1,622	$1,956	$2,036	$1,843	$7,165	$7,457

Net earned premiums	$1,762	$1,773	$1,796	$1,794	$1,764	$1,798	$1,840	$1,866	$7,125	$7,268
Losses and loss adjustment expenses	980	1,261	1,006	996	974	1,117	1,040	1,091	4,243	4,222
Underwriting expenses	481	539	572	531	488	558	567	528	2,123	2,141
Statutory underwriting gain (loss)	$301	$(27)	$218	$267	$302	$123	$233	$247	$759	$905

Policies in force (in thousands)
Automobile	2,068	2,068	2,083	2,097	2,125	2,166	2,224	2,283	2,097	2,283
Homeowners and other	4,232	4,199	4,164	4,128	4,107	4,121	4,145	4,158	4,128	4,158

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Automobile) (1) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Statutory underwriting

Gross written premiums	$795	$834	$852	$797	$828	$893	$938	$892	$3,278	$3,551
Net written premiums	$788	$831	$849	$792	$822	$890	$934	$888	$3,260	$3,534

Net earned premiums	$787	$792	$804	$812	$802	$827	$854	$878	$3,195	$3,361
Losses and loss adjustment expenses	533	588	564	583	516	582	585	640	2,268	2,323
Underwriting expenses	208	221	224	215	215	230	234	227	868	906
Statutory underwriting gain (loss)	$46	$(17)	$16	$14	$71	$15	$35	$11	$59	$132

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	67.7%	74.3%	70.1%	71.7%	64.4%	70.4%	68.5%	73.0%	71.0%	69.1%
Underwriting expense ratio	25.6%	26.5%	26.6%	26.2%	25.8%	26.1%	25.4%	25.1%	26.2%	25.6%
Combined ratio	93.3%	100.8%	96.7%	97.9%	90.2%	96.5%	93.9%	98.1%	97.2%	94.7%

Impact of catastrophes on combined ratio	0.0%	4.6%	0.6%	0.0%	0.0%	2.1%	0.1%	0.1%	1.3%	0.5%
Impact of prior year reserve development on combined ratio	0.0%	0.0%	0.0%	0.0%	-2.8%	-2.5%	-2.4%	-2.2%	0.0%	-2.5%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$36	$5	$—	$—	$18	$—	$1	$41	$19
After-tax	$—	$23	$4	$—	$—	$12	$—	$—	$27	$12

Prior year reserve development - favorable (unfavorable)
Pre-tax	$—	$—	$—	$—	$22	$21	$21	$20	$—	$84
After-tax	$—	$—	$—	$—	$15	$14	$13	$13	$—	$55

Policies in force (in thousands)	1,985	1,981	1,990	2,000	2,021	2,057	2,106	2,157
Change from prior year quarter	-9.4%	-6.7%	-3.3%	-0.5%	1.8%	3.8%	5.8%	7.9%
Change from prior quarter	-1.3%	-0.2%	0.5%	0.5%	1.1%	1.8%	2.4%	2.4%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees and other are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015
Billing and policy fees and other	$9	$8	$9	$8	$9	$8	$8	$9	$34	$34

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Statutory underwriting

Gross written premiums	$811	$1,036	$1,055	$898	$795	$1,029	$1,052	$897	$3,800	$3,773
Net written premiums	$788	$1,016	$1,017	$897	$748	$1,010	$1,035	$894	$3,718	$3,687

Net earned premiums	$935	$938	$948	$935	$914	$920	$930	$929	$3,756	$3,693
Losses and loss adjustment expenses	419	639	414	381	425	498	414	407	1,853	1,744
Underwriting expenses	240	283	303	276	236	289	291	263	1,102	1,079
Statutory underwriting gain	$276	$16	$231	$278	$253	$133	$225	$259	$801	$870

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	44.8%	68.1%	43.6%	40.8%	46.5%	54.2%	44.6%	43.8%	49.4%	47.2%
Underwriting expense ratio	27.6%	28.0%	29.9%	30.2%	27.9%	28.8%	28.8%	28.8%	28.9%	28.6%
Combined ratio	72.4%	96.1%	73.5%	71.0%	74.4%	83.0%	73.4%	72.6%	78.3%	75.8%

Impact of catastrophes on combined ratio	6.8%	15.9%	4.8%	3.1%	6.7%	10.1%	4.7%	4.7%	7.7%	6.5%
Impact of prior year reserve development on combined ratio	-14.1%	-1.3%	-1.4%	-1.1%	-11.8%	-4.6%	-2.8%	-1.6%	-4.4%	-5.2%

Catastrophe losses, net of reinsurance:
Pre-tax	$64	$150	$46	$29	$61	$93	$43	$44	$289	$241
After-tax	$41	$98	$30	$19	$40	$60	$28	$29	$188	$157

Prior year reserve development - favorable (unfavorable)
Pre-tax	$132	$12	$13	$10	$108	$43	$26	$15	$167	$192
After-tax	$86	$8	$8	$7	$70	$28	$17	$10	$109	$125

Policies in force (in thousands)	4,146	4,110	4,072	4,032	4,008	4,017	4,034	4,042
Change from prior year quarter	-7.5%	-6.5%	-5.4%	-4.2%	-3.3%	-2.3%	-0.9%	0.2%
Change from prior quarter	-1.5%	-0.9%	-0.9%	-1.0%	-0.6%	0.2%	0.4%	0.2%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees and other are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015
Billing and policy fees and other	$13	$9	$9	$7	$7	$7	$7	$6	$38	$27

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Direct to Consumer (1) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Net written premiums
Automobile	$31	$31	$36	$32	$38	$38	$47	$43	$130	$166
Homeowners and other	12	15	15	15	14	18	20	18	57	70
Total net written premiums	$43	$46	$51	$47	$52	$56	$67	$61	$187	$236

Revenues
Premiums	$40	$43	$44	$47	$48	$51	$56	$59	$174	$214
Other revenues	—	—	1	—	—	1	—	1	1	2
Total revenues	40	43	45	47	48	52	56	60	175	216

Claims and expenses
Claims and claim adjustment expenses	28	33	29	32	32	39	39	45	122	155
Amortization of deferred acquisition costs	1	1	1	1	1	1	2	1	4	5
General and administrative expenses	33	35	43	39	37	38	41	37	150	153
Total claims and expenses	62	69	73	72	70	78	82	83	276	313

Operating loss before income taxes	(22)	(26)	(28)	(25)	(22)	(26)	(26)	(23)	(101)	(97)
Income taxes	(8)	(9)	(10)	(8)	(8)	(9)	(9)	(8)	(35)	(34)
Operating loss	$(14)	$(17)	$(18)	$(17)	$(14)	$(17)	$(17)	$(15)	$(66)	$(63)

Other statistics
Policies in force (in thousands)
Automobile	83	87	93	97	104	109	118	126
Homeowners and other	86	89	92	96	99	104	111	116

Catastrophes, net of reinsurance:
Pre-tax	$1	$4	$—	$1	$1	$1	$2	$—	$6	$4
After-tax	$1	$2	$—	$1	$1	$—	$2	$—	$4	$3

Prior year reserve development - favorable (unfavorable)
Pre-tax	$—	$—	$—	$2	$1	$—	$—	$1	$2	$2
After-tax	$—	$—	$—	$1	$—	$—	$—	$1	$1	$1

(1)  Represents incremental premiums, other revenues and claims and expenses of Direct to Consumer business activities included in Personal Insurance operating income (loss).

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Interest Expense and Other ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Revenues
Other revenues	$(1)	$1	$—	$—	$—	$—	$3	$3	$—	$6

Claims and expenses
Interest expense	92	92	93	92	92	92	94	95	369	373
General and administrative expenses	7	9	6	9	7	7	8	9	31	31
Total claims and expenses	99	101	99	101	99	99	102	104	400	404

Operating loss before income tax benefit	(100)	(100)	(99)	(101)	(99)	(99)	(99)	(101)	(400)	(398)
Income taxes	(36)	(35)	(36)	(36)	(35)	(37)	(34)	(37)	(143)	(143)
Operating loss	$(64)	$(65)	$(63)	$(65)	$(64)	$(62)	$(65)	$(64)	$(257)	$(255)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	December 31,	December 31,
	2015 (1)	2014

Assets
Fixed maturities, available for sale, at fair value (amortized cost $58,878 and $60,801)	$60,658	$63,474
Equity securities, available for sale, at fair value (cost $528 and $579)	705	899
Real estate investments	989	938
Short-term securities	4,671	4,364
Other investments	3,447	3,586
Total investments	70,470	73,261

Cash	380	374
Investment income accrued	642	685
Premiums receivable	6,437	6,298
Reinsurance recoverables	8,910	9,260
Ceded unearned premiums	656	678
Deferred acquisition costs	1,849	1,835
Deferred taxes	296	33
Contractholder receivables	4,374	4,362
Goodwill	3,573	3,611
Other intangible assets	279	304
Other assets	2,318	2,377
Total assets	$100,184	$103,078

	December 31,	December 31,
	2015 (1)	2014

Liabilities
Claims and claim adjustment expense reserves	$48,295	$49,850
Unearned premium reserves	11,971	11,839
Contractholder payables	4,374	4,362
Payables for reinsurance premiums	296	336
Debt	6,344	6,349
Other liabilities	5,306	5,506
Total liabilities	76,586	78,242

Shareholders’ equity
Common stock (1,750.0 shares authorized; 295.9 and 322.2 shares issued and outstanding)	22,172	21,843
Retained earnings	29,945	27,251
Accumulated other comprehensive income (loss)	(157)	880
Treasury stock, at cost (467.6 and 437.3 shares)	(28,362)	(25,138)
Total shareholders’ equity	23,598	24,836
Total liabilities and shareholders’ equity	$100,184	$103,078

(1)  Preliminary.

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	December 31,	Pre-tax Book	December 31,	Pre-tax Book
	2015	Yield (1)	2014	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$29,612	3.30%	$30,283	3.42%
Tax-exempt fixed maturities	31,046	3.58%	33,191	3.72%
Total fixed maturities	60,658	3.44%	63,474	3.58%

Non-redeemable preferred stocks	162	5.73%	208	5.60%
Public common stocks	543		691
Total equity securities	705		899

Real estate investments	989		938

Short-term securities	4,671	0.37%	4,364	0.17%

Private equities	2,056		2,090
Hedge funds	416		414
Real estate partnerships	626		593
Other investments	349		489
Total other investments	3,447		3,586

Total investments	$70,470		$73,261

Net unrealized investment gains, net of tax, included in shareholders’ equity	$1,289		$1,966

(1) Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	December 31,	December 31,
	2015	2014
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,194	$2,053
Obligations of states and political subdivisions:
Pre-refunded	6,060	7,561
All other	25,351	26,012
Total	31,411	33,573
Debt securities issued by foreign governments	1,873	2,368
Mortgage-backed securities - principally obligations of U.S. Government agencies	1,981	2,213
Corporates (including redeemable preferreds)	23,199	23,267
Total fixed maturities	$60,658	$63,474

Fixed Maturities

Quality Characteristics (1)

	December 31, 2015
	Amount	% of Total
Quality Ratings
Aaa	$25,865	42.7%
Aa	17,226	28.4
A	8,998	14.8
Baa	6,858	11.3
Total investment grade	58,947	97.2
Ba	1,018	1.7
B	369	0.6
Caa and lower	324	0.5
Total below investment grade	1,711	2.8
Total fixed maturities	$60,658	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.9

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Gross investment income
Fixed maturities	$580	$562	$552	$550	$531	$526	$516	$518	$2,244	$2,091
Short-term securities	2	2	2	3	2	3	3	4	9	12
Other	163	140	174	96	69	113	105	30	573	317
	745	704	728	649	602	642	624	552	2,826	2,420
Investment expenses	9	9	9	12	10	10	10	11	39	41
Net investment income, pre-tax	736	695	719	637	592	632	614	541	2,787	2,379
Income taxes	154	142	151	124	114	129	130	101	571	474
Net investment income, after-tax	$582	$553	$568	$513	$478	$503	$484	$440	$2,216	$1,905

Effective tax rate	21.0%	20.5%	20.9%	19.6%	19.3%	20.5%	21.1%	18.7%	20.5%	20.0%

Average invested assets (1)	$72,112	$71,880	$72,062	$72,071	$70,722	$70,291	$70,569	$70,756	$72,049	$70,627

Average yield pre-tax (1)	4.1%	3.9%	4.0%	3.5%	3.3%	3.6%	3.5%	3.1%	3.9%	3.4%
Average yield after-tax	3.2%	3.1%	3.2%	2.8%	2.7%	2.9%	2.7%	2.5%	3.1%	2.7%

(1)  Excludes net unrealized investment gains, net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized and Unrealized Investment Gains (Losses) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Net realized investment gains (losses)
Fixed maturities	$6	$9	$—	$1	$17	$14	$30	$7	$16	$68
Equity securities	(4)	15	—	4	—	(1)	(10)	(20)	15	(31)
Other (1)	(1)	(8)	40	17	(7)	(3)	(5)	(19)	48	(34)
Realized investment gains (losses) before tax	1	16	40	22	10	10	15	(32)	79	3
Related taxes	1	6	14	7	4	4	5	(12)	28	1
Net realized investment gains (losses)	$—	$10	$26	$15	$6	$6	$10	$(20)	$51	$2

Gross investment gains (1)	$59	$46	$101	$93	$71	$102	$108	$96	$299	$377
Gross investment losses before impairments (1)	(49)	(29)	(51)	(65)	(58)	(86)	(79)	(99)	(194)	(322)
Net investment gains (losses) before impairments	10	17	50	28	13	16	29	(3)	105	55
Other-than-temporary impairment losses	(9)	(1)	(10)	(6)	(3)	(6)	(14)	(29)	(26)	(52)
Net realized investment gains (losses) before tax	1	16	40	22	10	10	15	(32)	79	3
Related taxes	1	6	14	7	4	4	5	(12)	28	1
Net realized investment gains (losses)	$—	$10	$26	$15	$6	$6	$10	$(20)	$51	$2

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2014	2014	2014	2014	2015	2015	2015	2015

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$2,276	$2,742	$2,579	$2,673	$2,853	$1,830	$1,983	$1,780
Equity securities & other	293	346	356	335	319	274	183	194
Unrealized investment gains before tax	2,569	3,088	2,935	3,008	3,172	2,104	2,166	1,974
Related taxes	895	1,075	1,021	1,042	1,096	728	752	685

Balance, end of period	$1,674	$2,013	$1,914	$1,966	$2,076	$1,376	$1,414	$1,289

(1) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$4	$4	$6	$28	$44	$56	$47	$44	$42	$191
Gross investment Treasury future losses	$3	$5	$6	$29	$54	$47	$61	$34	$43	$196

The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	December 31,	December 31,
	2015	2014
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$3,848	$4,270
Allowance for uncollectible reinsurance	(157)	(203)
Net reinsurance recoverables (i)	3,691	4,067
Mandatory pools and associations (ii)	2,015	1,909
Structured settlements (iii)	3,204	3,284
Total reinsurance recoverables	$8,910	$9,260

(i)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in net reinsurance recoverables is as follows:

	A.M. Best Rating of Group’s	December 31,
Reinsurer	Predominant Reinsurer	2015
Swiss Re Group	A+ second highest of 16 ratings	$453
Munich Re Group	A+ second highest of 16 ratings	418
Sompo Japan Nipponkoa Group	A+ second highest of 16 ratings	232
Berkshire Hathaway	A++ highest of 16 ratings	229
XL Capital Group	A third highest of 16 ratings	196

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at December 31, 2015, after deducting mandatory pools and associations and structured settlement balances, $3.0 billion, or 80%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 20% of net recoverables from reinsurers were comprised of the following: 6% related to the Company’s participation in voluntary pools, 10% related to recoverables from captive insurance companies and 4% were balances from other companies not rated by A.M. Best Company.  In addition, $1.1 billion of the net recoverables were collateralized by letters of credit, funds held or trust agreements at December 31, 2015.

(ii)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.  Recoverables due from the National Flood Insurance Program are included with mandatory pools.

(iii)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	December 31,
Group	Predominant Insurer	2015
Fidelity and Guaranty Life (1)	B++ fifth highest of 16 ratings	$910
Metlife (2)	A+ second highest of 16 ratings	408
Genworth Financial Group	A- fourth highest of 16 ratings	400
John Hancock Group	A+ second highest of 16 ratings	321
Symetra Financial Corporation (3)	A third highest of 16 ratings	226

(1)  Fidelity and Guaranty Life (FGL) has entered into a definitive merger agreement with Anbang Insurance Group Co., Ltd. whereby Anbang will acquire all of the outstanding shares of FGL. The transaction is expected to close in the second quarter of 2016.  A.M. Best’s ratings of FGL were placed under review with developing implications following the announcement of the merger agreement.  The Company does not have any structured settlements with Anbang.

(2)  MetLife Inc. has announced a plan to pursue the separation of a substantial portion of its U.S. Retail segment.  MetLife is currently evaluating structural alternatives for such a separation, including a public offering of shares in an independent, publicly-traded company, a spin-off, or a sale.  A.M. Best’s ratings of MetLife Inc. and its subsidiaries were placed under review with developing implications following the announcement of this plan.

(3)  Symetra Financial Corporation has entered into a definitive merger agreement with Sumitomo Life Insurance Company whereby Sumitomo Life will acquire all of the outstanding shares of Symetra. The transaction is expected to close in the first half of 2016.  A.M. Best’s ratings of Symetra were unchanged following the announcement of the merger agreement. The Company does not have any structured settlements with Sumitomo Life.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015
Statutory Reserves for Losses and Loss Adjustment Expenses

Business and International Insurance
Beginning of period	$34,717	$34,661	$34,929	$34,887	$34,568	$33,924	$33,905	$33,856	$34,717	$34,568
Incurred	2,132	2,397	2,310	2,103	2,216	2,187	2,182	2,073	8,942	8,658
Paid	(2,109)	(2,231)	(2,170)	(2,300)	(2,616)	(2,291)	(2,075)	(2,173)	(8,810)	(9,155)
Foreign exchange and other	(79)	102	(182)	(122)	(244)	85	(156)	(87)	(281)	(402)
End of period	$34,661	$34,929	$34,887	$34,568	$33,924	$33,905	$33,856	$33,669	$34,568	$33,669

Bond & Specialty Insurance
Beginning of period	$3,595	$3,585	$3,501	$3,416	$3,239	$3,228	$3,212	$3,142	$3,595	$3,239
Incurred	155	108	152	58	189	191	111	143	473	634
Paid	(165)	(192)	(237)	(235)	(200)	(207)	(181)	(255)	(829)	(843)
End of period	$3,585	$3,501	$3,416	$3,239	$3,228	$3,212	$3,142	$3,030	$3,239	$3,030

Personal Insurance
Beginning of period	$3,256	$3,137	$3,285	$3,222	$3,200	$3,144	$3,156	$3,093	$3,256	$3,200
Incurred	980	1,261	1,006	996	974	1,117	1,040	1,091	4,243	4,222
Paid	(1,099)	(1,113)	(1,069)	(1,018)	(1,030)	(1,105)	(1,103)	(1,101)	(4,299)	(4,339)
End of period	$3,137	$3,285	$3,222	$3,200	$3,144	$3,156	$3,093	$3,083	$3,200	$3,083

Total
Beginning of period	$41,568	$41,383	$41,715	$41,525	$41,007	$40,296	$40,273	$40,091	$41,568	$41,007
Incurred	3,267	3,766	3,468	3,157	3,379	3,495	3,333	3,307	13,658	13,514
Paid	(3,373)	(3,536)	(3,476)	(3,553)	(3,846)	(3,603)	(3,359)	(3,529)	(13,938)	(14,337)
Foreign exchange and other	(79)	102	(182)	(122)	(244)	85	(156)	(87)	(281)	(402)
End of period	$41,383	$41,715	$41,525	$41,007	$40,296	$40,273	$40,091	$39,782	$41,007	$39,782

Prior Year Reserve Development: Unfavorable (Favorable)

Business and International Insurance
Asbestos	$—	$—	$250	$—	$—	$—	$224	$—	$250	$224
Environmental	—	87	—	—	—	72	—	—	87	72
All other	(95)	(134)	(271)	(159)	(77)	(175)	(273)	(176)	(659)	(701)
Total Business and International Insurance (1)	(95)	(47)	(21)	(159)	(77)	(103)	(49)	(176)	(322)	(405)

Bond & Specialty Insurance	(67)	(124)	(79)	(180)	(35)	(40)	(103)	(80)	(450)	(258)

Personal Insurance	(132)	(12)	(13)	(12)	(131)	(64)	(47)	(36)	(169)	(278)
Total	$(294)	$(183)	$(113)	$(351)	$(243)	$(207)	$(199)	$(292)	$(941)	$(941)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Asbestos reserves
Beginning reserves:
Gross	$2,606	$2,547	$2,482	$2,665	$2,520	$1,959	$1,856	$2,086	$2,606	$2,520
Ceded	(256)	(242)	(232)	(220)	(163)	(123)	(122)	(190)	(256)	(163)
Net	2,350	2,305	2,250	2,445	2,357	1,836	1,734	1,896	2,350	2,357
Incurred losses and loss expenses:
Gross	—	—	258	—	—	—	313	—	258	313
Ceded	—	—	(8)	—	—	—	(89)	—	(8)	(89)
Paid loss and loss expenses:
Gross	59	65	74	145	560	104	83	96	343	843
Ceded	(14)	(10)	(20)	(57)	(40)	(1)	(22)	(10)	(101)	(73)
Foreign exchange and other:
Gross	—	—	(1)	—	(1)	1	—	(1)	(1)	(1)
Ceded	—	—	—	—	—	—	(1)	1	—	—
Ending reserves:
Gross	2,547	2,482	2,665	2,520	1,959	1,856	2,086	1,989	2,520	1,989
Ceded	(242)	(232)	(220)	(163)	(123)	(122)	(190)	(179)	(163)	(179)
Net	$2,305	$2,250	$2,445	$2,357	$1,836	$1,734	$1,896	$1,810	$2,357	$1,810

Environmental reserves
Beginning reserves:
Gross	$355	$331	$396	$375	$353	$341	$406	$393	$355	$353
Ceded	(11)	(11)	(14)	(11)	(7)	(6)	(15)	(15)	(11)	(7)
Net	344	320	382	364	346	335	391	378	344	346
Incurred losses and loss expenses:
Gross	—	94	—	—	—	81	—	—	94	81
Ceded	—	(7)	—	—	—	(9)	—	—	(7)	(9)
Paid loss and loss expenses:
Gross	24	29	20	22	11	15	13	17	95	56
Ceded	—	(4)	(3)	(4)	(1)	—	—	—	(11)	(1)
Foreign exchange and other:
Gross	—	—	(1)	—	(1)	(1)	—	(1)	(1)	(3)
Ceded	—	—	—	—	—	—	—	1	—	1
Ending reserves:
Gross	331	396	375	353	341	406	393	375	353	375
Ceded	(11)	(14)	(11)	(7)	(6)	(15)	(15)	(14)	(7)	(14)
Net	$320	$382	$364	$346	$335	$391	$378	$361	$346	$361

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Capitalization ($ in millions)

	December 31,	December 31,
	2015	2014
Debt
Short-term debt
Commercial paper	$100	$100
6.25% Senior notes due June 20, 2016 (1)	400	—
5.50% Senior notes due December 1, 2015	—	400
Total short-term debt	500	500

Long-term debt
6.25% Senior notes due June 20, 2016 (1)	—	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	—
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (1)	107	107
Total long-term debt	5,861	5,861
Unamortized fair value adjustment	49	50
Unamortized debt issuance costs	(66)	(62)
	5,844	5,849
Total debt	6,344	6,349

Common equity (excluding net unrealized investment gains, net of tax)	22,309	22,870

Total capital (excluding net unrealized investment gains, net of tax)	$28,653	$29,219

Total debt to capital (excluding net unrealized investment gains, net of tax)	22.1%	21.7%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statutory Capital and Surplus to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	December 31,	December 31,
	2015 (1)	2014

Statutory capital and surplus	$20,567	$21,049

GAAP adjustments

Goodwill and intangible assets	3,687	3,750

Investments	2,258	3,315

Noninsurance companies	(4,688)	(4,635)

Deferred acquisition costs	1,849	1,835

Deferred federal income tax	(1,269)	(1,672)

Current federal income tax	(23)	(47)

Reinsurance recoverables	109	117

Furniture, equipment & software	672	662

Agents balances	153	145

Other	283	317

Total GAAP adjustments	3,031	3,787

GAAP shareholders’ equity	$23,598	$24,836

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Cash flows from operating activities
Net income	$1,052	$683	$919	$1,038	$833	$812	$928	$866	$3,692	$3,439
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(1)	(16)	(40)	(22)	(10)	(10)	(15)	32	(79)	(3)
Depreciation and amortization	227	215	211	211	225	204	191	198	864	818
Deferred federal income tax expense	153	(22)	(38)	28	133	9	(37)	12	121	117
Amortization of deferred acquisition costs	950	965	984	983	963	963	987	972	3,882	3,885
Equity in income from other investments	(139)	(118)	(155)	(74)	(43)	(91)	(80)	(4)	(486)	(218)
Premiums receivable	(189)	(274)	129	127	(258)	(228)	186	115	(207)	(185)
Reinsurance recoverables	106	100	197	(3)	69	194	(16)	25	400	272
Deferred acquisition costs	(986)	(1,003)	(1,004)	(933)	(987)	(1,004)	(1,007)	(922)	(3,926)	(3,920)
Claims and claim adjustment expense reserves	(209)	149	(238)	(406)	(561)	(265)	(48)	(201)	(704)	(1,075)
Unearned premium reserves	94	141	144	(306)	185	177	180	(294)	73	248
Other	(355)	(195)	731	(118)	(350)	(85)	530	(39)	63	56
Net cash provided by operating activities	703	625	1,840	525	199	676	1,799	760	3,693	3,434

Cash flows from investing activities
Proceeds from maturities of fixed maturities	2,312	2,603	3,060	2,919	2,830	2,484	3,491	2,311	10,894	11,116
Proceeds from sales of investments:
Fixed maturities	406	379	142	122	906	320	329	395	1,049	1,950
Equity securities	36	59	33	30	11	17	10	21	158	59
Real estate investments	1	4	—	10	7	3	5	16	15	31
Other investments	167	171	274	243	146	208	151	208	855	713
Purchases of investments:
Fixed maturities	(2,715)	(2,734)	(2,788)	(3,088)	(3,325)	(2,914)	(3,733)	(2,118)	(11,325)	(12,090)
Equity securities	(18)	(22)	(7)	(5)	(8)	(14)	(9)	(18)	(52)	(49)
Real estate investments	(9)	(27)	(5)	(7)	(6)	(63)	(47)	(7)	(48)	(123)
Other investments	(113)	(113)	(180)	(148)	(168)	(107)	(114)	(145)	(554)	(534)
Net sales (purchases) of short-term securities	(160)	220	(1,223)	665	(134)	567	(1,215)	456	(498)	(326)
Securities transactions in course of settlement	240	(36)	(85)	(37)	305	(122)	(80)	(216)	82	(113)
Acquisitions, net of cash acquired	(12)	—	—	—	—	—	—	(13)	(12)	(13)
Other	(60)	(92)	(110)	(96)	(90)	(88)	(44)	(82)	(358)	(304)
Net cash provided by (used in) investing activities	75	412	(889)	608	474	291	(1,256)	808	206	317

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2014	2014	2014	2014	2015	2015	2015	2015	2014	2015

Cash flows from financing activities
Treasury stock acquired - share repurchase authorization	(650)	(875)	(750)	(1,000)	(600)	(800)	(750)	(1,000)	(3,275)	(3,150)
Treasury stock acquired - net employee share-based compensation	(54)	(1)	(1)	(1)	(71)	(1)	(1)	(1)	(57)	(74)
Dividends paid to shareholders	(176)	(189)	(184)	(180)	(177)	(192)	(188)	(182)	(729)	(739)
Payment of debt	—	—	—	—	—	—	—	(400)	—	(400)
Issuance of debt	—	—	—	—	—	—	392	—	—	392
Issuance of common stock - employee share options	57	65	32	41	90	27	25	41	195	183
Excess tax benefits from share-based payment arrangements	13	11	14	19	27	4	11	13	57	55
Net cash used in financing activities	(810)	(989)	(889)	(1,121)	(731)	(962)	(511)	(1,529)	(3,809)	(3,733)

Effect of exchange rate changes on cash	(2)	3	(6)	(5)	(8)	4	(5)	(3)	(10)	(12)

Net increase (decrease) in cash	(34)	51	56	7	(66)	9	27	36	80	6
Cash at beginning of period	294	260	311	367	374	308	317	344	294	374
Cash at end of period	$260	$311	$367	$374	$308	$317	$344	$380	$374	$380

Income taxes paid	$93	$634	$58	$362	$126	$471	$285	$325	$1,147	$1,207
Interest paid	$34	$149	$34	$148	$34	$149	$34	$148	$365	$365

The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2015 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax, and net realized investment gains (losses), net of tax, for the period presented.  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from a variety of events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis and volcanic eruptions. Catastrophes can also result from a terrorist attack (including those involving nuclear, biological, chemical or radiological events), explosions, infrastructure failures or as a consequence of political instability. Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount. Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence. A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premium and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Combined ratio excluding the incremental impact of the direct to consumer initiative is the combined ratio adjusted to exclude the direct, variable impact of the Company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the Company’s management, this is useful in an analysis of the profitability of the Company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business and International Insurance - The Business and International Insurance segment offers a broad array of property and casualty insurance and insurance related services to its clients, primarily in the United States and in Canada, as well as in the United Kingdom, the Republic of Ireland, Brazil and throughout other parts of the world as a corporate member of Lloyd’s.  Business and International Insurance is organized as follows: Select Accounts; Middle Market including Commercial Accounts, Construction, Technology, Public Sector Services, Oil & Gas, Excess Casualty and Global Partner Services; National Accounts; First Party including National Property, Inland Marine, Ocean Marine and Boiler & Machinery; Specialized Distribution including Northland, National Programs, and Agribusiness; and International.  Business and International Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance and certain other runoff operations, which are collectively referred to as Business and International Insurance Other.

Bond & Specialty Insurance - The Bond & Specialty Insurance segment provides surety, crime, management and professional liability, and cyber risk coverages and related risk management services to a wide range of primarily domestic customers, utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages for losses caused by the actual or alleged negligence or misconduct of directors and officers or employee dishonesty; employment practices liability coverages and fiduciary coverages for public corporations, private companies and not-for-profit organizations; professional liability coverage for actual or alleged errors and omissions committed in the course of professional conduct or practice for a variety of professionals including, among others, lawyers and design professionals; and professional and management liability, property, workers’ compensation, auto and general liability and fidelity insurance for financial institutions.

Personal Insurance - The Personal Insurance segment writes a broad range of property and casualty insurance covering individuals’ personal risks.  The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.